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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                  of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2000
                       (Date of earliest event reported)


                          CIRCLE INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              0-8664                        94-1740320
(State or other jurisdiction of       (Commission              I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)


260 Townsend Street,
San Francisco, California                                                94107
(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (415) 978-0600


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Item 5.   OTHER EVENTS

     5.1 Attached as Exhibit 1 is a press release issued on May 15, 2000 announcing the resignation of Chairman and Chief Executive Officer David I. Beatson, and the appointment of Peter Gibert as Interim Chairman and Chief Executive Officer.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibit 1

          Press release of May 15, 2000 with an announcement regarding the resignation of Chairman and Chief Executive Officer David I. Beatson, and the appointment of Peter Gibert as Interim Chairman and Chief Executive Officer.

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                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     May 15, 2000                  By: /s/ JANICE KERTI
                                            ------------------------
                                            Senior Vice President,
                                            Chief Financial Officer,
                                            and Principal Accounting Officer


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